UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): April 16, 2003

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

Items 1.-6.	Not applicable.

Item 7.	Financial Statements and Exhibits

(a)	Financial statements.
None.

(b)	Pro Forma Financial Information.
None.

(c)	Exhibits.

The following document is filed as an Exhibit to this Report:

99.1 Press Release, dated April 16, 2003, issued by Harris Corporation.

Item 8.	Not applicable.

Item 9.	Regulation FD Disclosure. (Information Furnished in this Item 9 is Furnished Under Item 12. Results of Operations and Financial Condition.) The following information is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition” in accordance with the interim guidance provided by the U.S. Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. The information contained herein and in the accompanying exhibit is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or incorporated by reference into any registration statement or other document, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a registration statement or other document.

On April 16, 2003, Harris Corporation issued a press release announcing its earnings and financial results for its third quarter of fiscal 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Items 10.-11.	Not applicable.

Item 12.	See Item 9 above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By: /s/ Bryan R. Roub

Name: Bryan R. Roub Title: Senior Vice President and Chief Financial Officer

Date: April 16, 2003

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item 601	Description

99.1	Press Release, dated April 16, 2003.